Exhibit 99.01
Q1 FY 2007 Financial Results Conference Call
May 3, 2007

Agenda
· Introductory statements
· Q1 highlights
· 4 growth drivers
· Market updates
· Revenue and GM outlook
· Y/Y and Q/Q comparisons
· Annual effective tax provision
· Q&A
· Concluding remarks
· Supplemental information

Safe Harbor Statement and Trade Mark References
Except for historical information contained herein, this presentation contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements include statements regarding our products, customer and market demand, target markets, expected financial results, anticipated tax rates, expansion plans, anticipated benefits of our acquisition of sci-worx and our licensing arrangement with Sunplus, our growth strategies and anticipated growth drivers, evolution of the HDMI standard, and our expected penetration of the DTV market are forward-looking statements. In addition, we may also make other forward-looking statements regarding events that could potentially impact the future of the company.
These forward-looking statements involve risks and uncertainties, including those described in the most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed by Silicon Image with the SEC, that could cause the actual results to differ materially from those anticipated by such forward-looking statements. Silicon Image assumes no obligation to update these statements.
Silicon Image, Simplay Labs, Simplay HD, SteelVine, VastLane, PinnaClear, stylizations and design marks associated with all the preceding, and trade dress associated with Silicon Image, Inc.’s products, are among the trademarks or registered trademarks owned by or licensed to Silicon Image, Inc. This presentation also includes references to trademarks or registered trademarks of other entities, including HDMI Licensing, LLC, Sony, Dolby, Apple and others. HDMI™ and High-Definition Multimedia Interface are trademarks or registered trademarks of HDMI Licensing, LLC in the United States and other countries, and are used under license from HDMI Licensing, LLC.

Use of Non-GAAP Financial Information
Silicon Image reports net income and basic and diluted net income per share in accordance with GAAP and supplementally on a non-GAAP basis for informational purposes only. Silicon Image believes that the non-GAAP reporting giving effect to the adjustments noted on slide 35 for non-GAAP measures and in reconciliations provided in Company’s financial results press releases available on SiliconImage.com provides management with meaningful information to evaluate operations, manage and monitor performance and determine bonus compensation. Silicon Image’s presentation of non-GAAP financial information excludes stock-based compensation, amortization of intangible assets recorded in connection with our acquisitions, gain on investment security and the non-cash portion of the income tax provision recorded to additional paid in capital. Silicon Image has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our operating results and to illustrate the results of operations giving effect to such non-GAAP adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Q1 Financial Recap
In line with guidance given on April 5 (above 55%). Higher than guidance given on Feb 8 (53% to 55% range)
$ in millions, Except GM, GAAP Non-GAAP* EPS and Cash Per Share Revenue $69.1 $69.1 Gross Margin 55.5% 56.0% EBITDA $ 9.3 $13.3 EPS $0.03 $0.07
In line with guidance given on April 5 (low end of $68 to $72 range) and Feb 8 ($68 to $72 million)
*Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above.

Q1 Highlights 17% Year over Year Revenue Growth
#1 — Strong customer adoption of our VastLane HDMI 1.3 products
#2 — 1st major volume order of input processors shipping this month
#3 — Book-to-bill significantly higher than 1 for the March quarter
#4 — Expect 20% sequential increase in our total product sales for Q2
#5 — sci-worx integration is going well
#6 — Sunplus IP should begin to show up in customer sales by 2008
#7 — 56% non-GAAP GM driven by licensing sales

4 Growth Drivers
#1 Innovate within the standard on a 12 month cadence
#2 Target our product mix to approximately 50% of CE revenues for each new standard’s release
#3 Provide higher value integrated products, starting with the recently introduced line of Input Processors
#4 Use our expertise in the CE digital interconnect space to enable a CE centric home networking for video, music and photos

#1 Innovate within the Standard on a 12 Month Cadence
Compliance Test
ing for 1.3 & other tech. rev.
High Bandwidth 5 ? 10Gb/s
Deep
Color Greater ColorDepth 24 #¨ 48 bit xvYCC
Color Space Dolby® True HD
DTS-HD Lip Sync 1.2a Mini Connect. CEC
1.2
Cable Test SACD
1.1
PC Support DVD-Audio
1.0 Testing
Initial Spec
Dec 02 May 04 Aug 05 Dec 05 Jun 06 Nov 06 1.3 1.3a

#2 Target Product Mix to 50% of CE Revenues from Each New HDMI Release
Approximately 25% of Q1 07 FY2007: up to 50% of CE product CE product revenue was from revenue expected from 1.3 chips VastLane HDMI 1.3 chips
Q1 VastLane 1.3 products shipped:
9125 – flagship DTV dual port 1.3 receiver 9135 – an audio enhanced version of the 9125 for the AV Receiver market 9134 – 1.3 transmitter with Deep Color, high bit-rate HD audio support 9185 – industry first 3 port switch with integrated CEC
9181 – 1.3 buffer chip for front end connectors 9132 – 1.3 game console chip
Storage and PC
New Existing products products
CE

Design Wins To-date: Over 2 Dozen VastLane HDMI 1.3 Wins

#3 Provide Higher Value Integrated Products, Starting with Input Processors
· First volume orders received
· Offers higher value and ASPs
· Lowers OEM BOM costs

2006 Sony (KDL-46X2000UK)
Sony Sony Application Image Processor
Processor SIMG HDMI LVDS Rx Tx
Sony MPEG Decoder
TV Sony Decoder Input Processor

2005 Sharp ( LC-46D62U )
Audio
Decoder Media Processor
Demod
Sharp Video Processor SIMG
Tuner HDMI Rx
1394 & USB

2006 Samsung TV
Samsung Audio Image Processor uCtlr Processor DDR
Tuner
Flash uCtlr
SIMG HDMI
3x ADc Rx

Enhanced Resources in Q1
• Strengthened abilities to develop higher value integrated products • sci-worx acquistion
– Added 140 engineers – Contributed $4.1 million in Q1 revenue
– Enhanced IP, e.g., in multi-format decoders
–Integration on track
· Sunplus cross-licensing agreement
– Adds 60 IP blocks for DTV and DVD devices – Advances our product integration strategy

Sunplus IP Blocks

Connecting Mobile Devices to the HD Home
Shipping ICs into the As mobile devices go HD and consumers increasing Camcorder and DSC want to connect mobile devices to the HD Home, markets today HDMI opportunities will increase

Our Vision of the CE Connectivity
Home Entertainment Network

CE Market Update
• Our CE chip sales accounted for $40.3 million or 72.4% of our total Q1 2007 product revenue vs. $31.9 million in the same quarter of 2006
· Seeing lower game console business than we previously anticipated
· Expect good growth in Q2 and full year for CE demand based on ramps of HDMI 1.3 Deep Color chips and Input Processors

PC Market Update
• Our PC chip sales accounted for $9.7 million or 17.5% of our total Q1 2007 product revenue vs. $12.8 million in the same quarter of 2006
· PC manufacturers are increasingly using HDMI in desktop, notebooks, monitors and new products like the Apple ITV

Storage Market Update
• Storage chip sales accounted for $5.6 million or 10.1 percent of our total product revenue vs. $8.5 million in the same quarter of 2006
· Our SteelVine™ storage processors continued to gain traction with PC motherboard manufacturers, but gains are likely to be offset by lower demand for older non-core products

Revenue and GM Outlook[1] • Revenue — Q2: $75 to $79 million, up from $69.1 million in Q1 07 — Growth driven by 15% to 20% increase in product revenue, offset by lower licensing revenue due in part to timing of percent of completion accounting — FY 07: $325 to $345 million, up from $295.0 million in 2006, but down from prior guidance of $340 to $360 million in large part due to lower demand outlook for game console chips • Non-GAAP metrics[2] — Gross margins: 50% to 53% — Operating expenses: $30 to $32 million [1]Based on current expectations as of May 3, 2007, subject to change. Please refer slide 3. [2]Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above. © 2007 Silicon Image, Inc. All rights reserved. 22

CE Revenue Fueling Yr over Yr Growth
Source and DTV chips sales split fairly evenly
VastLane™ HDMI 1.3 chip sales accounted for approximately 25% of Q1 CE product revenue
Q1 2007 Revenue $ in millions
Market Product Licensing Total Y/Y Q/Q1 CE 40.3 8.7 49.0 38.5% ( 6.8%) PC 9.7 1.4 11.1 (16.6%) (23.2%) Storage 5.6 3.4 9.0 (13.5%) ( 3.4%) Total[2] 55.7 13.5 69.1 17.0 (9.5%)
[1] Comparison excludes revenue of $10.6 million recorded in Q4 that was related to royalties earned prior to the Q4 2006.
[2]Totals may not add due to rounding of various line items.

Units and ASPs

Unit shipments increased 35% Year over Year


Silicon Image

Q106	Q206	Q306	Q406	Q107
16.5 m	18.1 m	21.3 m	22.4 m	22.2 m

Q1 typically is a seasonally soft quarter

- Largest ASP pressures due to increased competition on older products before large new product ramps
- 15% sequential declines in ASPs for <u>both</u> Q1 2006 and 2007

Q1 07 product mix impacted by increased sale of low priced HDMI switches

Increasing percentage of HDMI 1.3 discrete and Input Processor shipments expected to moderate Q2 2007 ASP pressures. In 2006, new products contributed to a 5% sequential increase in ASPs.

© 2007 Silicon Image, Inc. All rights reserved.
24

Gross Margin Recap
Q1 07 Q1 06 Q4 06 GAAP Product GM 49.5% 52.6% 50.3% GAAP Total GM 55.5% 57.1% 61.6% Non-GAAP Product GM 50.2% 53.8% 51.0% Non-GAAP Total GM 56.0% 58.2% 57.3%
*Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above.

Strong Expense Control
Q1 includes first quarter of sci-worx’ expenses
Q4 impacted by a net $5.4 million benefit associated with the Genesis settlement, offset by certain related legal expenses and incentives
Operating Expenses
$ in millions Q1 07 Q1 06 Q4 06
GAAP 35.0 31.3 28.9
Non-GAAP[1] 30.7 24.4 28.1
[1]Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above.

Operating Performance
Q1 07 Q1 06 Q4 06 GAAP Op. Margin 4.9% 4.1% 28.3% Non-GAAP[1] Op. Margin 11.7% 16.9% 20.5% EBITDA 9.3 5.9 29.8 $ in millions EBITDA, excluding stock 13.3 13.2 20.7 compensation expenses and GNSS for Q4 06 and related adjustments $ in millions
[1] Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above.

Annual Effective Tax Provision*
• GES implementation added $1.1 million in taxes in Q1
· Annual effective tax provision – Investment results in incremental taxes
– Tax provision based on profitability plus this increment
– Increasing foreign revenue and profits will result in the lowering impact of this investment on future consolidated tax provision
*Based on current expectations, subject to change. See slide 3.

Bottom Line
Q1 07 Q1 06 Q4 06 GAAP Net Income 2.9 2.4 26.3 $ in millions GAAP EPS $0.03 $0.03 $0.29 (diluted)
Non-GAAP Net Income 6.3 11.3 18.3
$ in millions Non-GAAP EPS $0.07 $0.13 $0.21 (diluted)
*Please see slides 4 and 35 for a discussion of the use of non-GAAP measures referenced above.

Solid Balance Sheet Management
$ in millions,
unless otherwise note Q1 07 Q1 06 Q4 06
Cash & $224.0 $167.5 $250.6
Equivalents Accounts $ 33.2 $ 37.3 $ 39.9
Receivable DSO 43 days 57 days 41 days Inventory $ 24.6 $ 18.0 $ 28.3
Levels Annualized 4.8 times 5.6 times 5.2 times Inventory Turns
Brought down to target levels

Q&A

Summary
• HDMI continues to gain traction
· We’re seeing strong adoption of our HDMI 1.3 chips
· Silicon Image is well positioned with leading OEMs
· Received 1st order for integrated input processor chips
· Simplay Labs enhances our reputation for as the industry leader in reliability, quality and innovative components that support true interoperability
·
We have the resources, IP and roadmap for continuedleadership in driving the architecture and implementation of the storage, distribution and presentation of high-def content in the HD-connected home and mobile environment

Supplemental data
· GAAP Income Statement
· Non-GAAP to GAAP Reconciliation
· Balance Sheet
· Product revenue by Geography
· Product revenue by Channel
• www.SiliconImage.com

GAAP Income Statement SILICON IMAGE, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (In thousands, except per share amounts) Unaudited Three Months Ended March 31, 2007 December 31, 2006 March 31, 2006 Revenue: Product $55,666 $ 66,278 $ 53,280 Development, licensing and royalties 13,453 20,675 5,819 Total revenue 69,119 86,953 59,099 Cost of revenue and operating expenses: Cost of revenue (1) 30,758 33,393 25,348 Research and development (2) 17,195 15,987 15,566 Selling, general and administrative (3) 17,131 18,226 15,389 Amortization of intangible assets 615 78 274 Patent assertion costs (reimbursements), net 13 (5,369) 72 Total cost of revenue and operating expenses 65,712 62,315 56,649 Income from operations 3,407 24,638 2,450 Interest income and other, net 3,026 3,024 1,538 Income before provision for income taxes 6,433 27,662 3,988 Provision for income taxes 3,517 1,389 1,636 Net income $2,916 $ 26,273 $ 2,352 Net income per share — basic $0.03 $ 0.31 $ 0.03 Net income per share — diluted $0.03 $ 0.29 $ 0.03 Weighted average shares — basic 86,825 85,618 80,986 Weighted average shares — diluted 89,549 89,113 85,398 (1) Includes stock compensation expense $346 $ 473 $ 628 (2) Includes stock compensation expense 2,308 1,715 2,812 (3) Includes stock compensation expense 1,378 2,583 3,843 © 2007 Silicon Image, Inc. All rights reserved. 34

Reconciliation SILICON IMAGE, INC. GAAP NET INCOME TO NON-GAAP NET INCOME RECONCILIATION Three Months Ended March 31, December 31, March 31, (In thousands, except per share amounts) 2007 2006 2006 (unaudited) GAAP Net income $2,916 $ 26,273 $ 2,352 Non-GAAP adjustments: Stock-based compensation expense (1) 4,032 4,771 7,283 Adjustments related to Genesis Settlement (2) — (13,831) -Amortization of intangible assets, (3) 615 78 274 Non-GAAP Net income before tax adjustments 7,563 17,291 9,909 Income tax effects on above adjustments 1,247 3,469 -Non-cash tax benefits (4) - (4,467) (1,356) Non-GAAP net income $6,316 $ 18,289 $ 11,265 Non-GAAP net income per share — basic $0.07 $ 0.21 $ 0.14 Non-GAAP net income per share — diluted $0.07 $ 0.21 $ 0.13 Weighted average shares — basic 86,825 85,618 80,986 Weighted average shares — diluted 89,549 89,113 85,398 (1) For the three months ended March 31, 2007 and 2006 and December 31, 2006, these adjustments represent the non-cash amortization of stock-based compensation associated with SFAS No. 123(R). (2) This adjustment represents the reversal of royalty revenue from Genesis for the amounts that related to quarters prior to Q4’ 2006 and reversal of contra expense for reimbursement of litigation expenses for the quarter ended December 31, 2006. (3) This adjustment represents expenses for the amortization of intangible assets recorded in connection with our acquisitions. These on-going expenses pertain to intangible assets that are not expected to be replaced when fully amortized, as might a depreciable tangible asset. (4) This adjustment represents the non-cash tax benefits from employee stock transactions and other discrete items included in the GAAP tax provision and recorded to additional paid in capital. © 2007 Silicon Image, Inc. All rights reserved. 35

Balance Sheet

Revenue by Geography including development, licensing and royalty revenue $ in millions
Q1 07 Q1 06 Q4 06 Taiwan 12.2 14.7 15.7 Japan 24.1 14.8 33.4 North America 13.4 12.8 22.8 Hong Kong 2.6 2.0 3.8 Korea 3.9 5.4 2.8 Rest of World 12.9 9.3 8.5 Total 69.1 59.1 87.0
Note: totals may not add due to rounding of various line items.

Product Revenue Channels $ in millions
Q1 07 Q1 06 Q4 06 Distributor 29.2 34.8 38.1 Direct 26.5 18.4 28.2 Total 55.7 53.3 66.3
Note: totals may not add due to rounding of various line items.

The Leader in Digital Content Delivery “The value is in the connectivity”